                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                             PDG ENVIRONMENTAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:
            ____________________________________________________________________

      2)    Aggregate number of securities to which transaction applies:
            ____________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the fee is calculated and state how it was determined).
            ____________________________________________________________________

      4)    Proposed maximum aggregate value of transaction:
            ____________________________________________________________________

      5)    Total fee paid:
            ____________________________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ____________________________________________________________________

      2)    Form, Schedule or Registration Statement No.:
            ____________________________________________________________________

      3)    Filing Party:
            ____________________________________________________________________

      4)    Date Filed:
            ____________________________________________________________________

                            PDG ENVIRONMENTAL, INC.

   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER XX, 2005

TO THE STOCKHOLDERS OF PDG ENVIRONMENTAL, INC.:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of PDG Environmental, Inc., a Delaware corporation (the "Corporation") will be held at the Corporation's offices at the Westinghouse Science & Technology Center, 1386
Beulah Road, Building 801, Pittsburgh, Pennsylvania 15235, on           ,
September xx, 2005 at 9:00 o'clock a.m., Eastern Daylight Savings Time, for the following purposes:

     (a) To elect five (5) directors to each serve for a term of one year and until their successors have been elected and qualified;

     (b) To approve an amendment to the PDG Environmental, Inc. Incentive Stock Option Plan to increase by 700,000 the number of shares of common stock of PDG Environmental, Inc. which may be granted thereunder, for a total of 4,000,000;

     (c) To approve an amendment to the PDG Environmental, Inc. 1990 Stock Option Plan for Employee Directors to increase by 250,000 the number of shares of common stock of PDG Environmental, Inc. which may be granted thereunder, for a total of 500,000;

     (d) To approve an amendment of the Certificate of Incorporation of PDG Environmental, Inc. to increase by 30,000,000 the number of authorized shares of $0.02 par value common stock, for a total of 60,000,000;

     (e) To ratify the selection of Malin, Bergquist & Company, LLP as the Corporation's independent auditor for the fiscal year ending January 31, 2006; and

     (f) To transact such other business as may properly come before the meeting or any adjournment or postponement of the Annual Meeting.

The forgoing matters are described in more detail in the enclosed proxy statement. The Board of Directors has fixed August xx, 2005, at the close of business, as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in the envelop enclosed to ensure your representation and the presence of a quorum at the Annual Meeting. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time before the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                                         By Order of the Board of Directors

                                         James D. Chiafullo
                                         Secretary

Pittsburgh, Pennsylvania
August xx, 2005

                                PROXY STATEMENT

                            PDG ENVIRONMENTAL, INC.
                         1386 BEULAH ROAD, BUILDING 801
                         PITTSBURGH, PENNSYLVANIA 15235
                                 (412) 243-3200

                   ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                               SEPTEMBER XX, 2005

This Proxy Statement is being furnished to all stockholders of PDG Environmental, Inc., a Delaware corporation (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of the Stockholders of the Corporation to be held on September xx, 2005 at 9:00 a.m., Eastern Daylight Savings Time at the Corporation's offices at the Westinghouse Science & Technology Center, 1386 Beulah Road, Building 801, Pittsburgh, Pennsylvania 15235 and any adjournment or postponement of the Annual Meeting for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and accompanying Notice of Annual Meeting of Stockholders are being sent to the stockholders of the Corporation on or about August x, 2005.

                      GENERAL INFORMATION REGARDING VOTING

RECORD DATE

The Board of Directors of the Corporation has fixed the close of business on August xx, 2005 as the record date for the determination of stockholders of the Corporation entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof (the "Record Date"). All holders of record of shares of the common stock, par value $0.02, of the Corporation ("Common Stock") as of the Record Date will be entitled to vote at the Annual Meeting on all matters voted upon. At the close of business on the Record Date, there were 14,738,274 shares of Common Stock outstanding and entitled to vote. On the Record Date the Common Stock was held by 2,021 stockholders of record.

QUORUM AND VOTES PER SHARE

The presence, in person or by properly executed proxy, of the holders of shares representing a majority of the voting power outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. Shares present at the Annual Meeting in person or represented by proxy and entitled to vote (including shares which abstain or do not vote) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

On all matters to be voted upon at the Annual Meeting, the holders of Common Stock are entitled to cast one (1) vote per share. Stockholders shall not be entitled to cumulative votes on any matter brought before them at the Annual Meeting.

ABSTENTIONS: BROKER NON-VOTES

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker "non-votes." Abstentions and broker "non-votes" are included in the determination of the number of shares present at the Annual Meeting for quorum purposes. An abstention will have the same effect as a negative vote except with respect to the election of directors in which case an abstention will have no effect since directors are elected by a plurality vote. Broker "non-votes" are not counted in the tabulation of votes cast on proposals presented to stockholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary voting power with respect to that item.

SHARES HELD BY DIRECTORS AND OFFICERS

As of August xx, 2005, the directors and officers of the Corporation as a group beneficially owned approximately 23% of the Common Stock. See "Security Ownership of Certain Beneficial Owners and Management." Each director and officer of the Corporation has indicated that he intends to vote in favor of each of the matters to be acted upon at the Annual Meeting.

PROXIES

All shares of Common Stock which are represented at the Annual Meeting by properly executed proxies received by the Board of Directors prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting and will be voted in accordance with the instructions indicated on such proxies including any instruction directing abstention from voting. If no instructions are indicated with respect to any shares for which properly executed proxies are received, such proxies will be voted:

     - "FOR" the election of the five (5) nominees for the Board of Directors (or such substitute nominees as set forth herein),

     - "FOR" the amendment to the PDG Environmental, Inc. Incentive Stock Option Plan,

     - "FOR" the amendment to the PDG Environmental, Inc. 1990 Stock Option Plan for Employee Directors,

     - "FOR" the amendment of the Certificate of Incorporation of PDG Environmental, Inc., and

     - "FOR" the ratification of the selection of Malin, Bergquist & Company, LLP as the Corporation's independent auditor for the fiscal year ending January 31, 2006.

In addition, if any other matters come before the Annual Meeting, the person named in the accompanying form of proxy will have the discretion to vote the shares represented by the proxies, or otherwise act with respect to such matters, in accordance with their best judgment.

REVOCATION OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before it is voted. Proxies may be revoked by filing a written notice of such revocation with the Secretary, PDG Environmental, Inc., 1386 Beulah Road, Building 801, Pittsburgh, Pennsylvania 15235. In addition, a proxy will be deemed to be revoked if the shareholder either (a) attends and votes at the Annual Meeting, or (b) executes and delivers to the Secretary a proxy bearing a later date.

SOLICITATION

Proxies are being solicited by and on behalf of the Board of Directors of the Corporation. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Corporation. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Corporation in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for any out-of-pocket expenses incurred by them in connection with such solicitation. Proxies will be tabulated by the Corporation's transfer agent, Continental Stock Transfer & Trust Company, as they are received and updated at the Annual Meeting.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders may present proper proposals for inclusion in the Corporation's proxy statement and for consideration at the next Annual Meeting of Stockholders by submitting such proposals to the Corporation in a timely manner. In order to be so included for the 2006 Annual Meeting, stockholder proposals must be received by the Corporation no later than March 2, 2006 and must otherwise comply with the requirements of Rule 14a-8. As the SEC rules make clear, simply submitting a proposal does not guarantee that it will be included.

Stockholder proposals submitted outside the processes of Rule 14a-8 must be received by the Corporation no later than April 16, 2006 and must otherwise comply with the requirements of Rule 14a-4(c) under the Exchange Act. In accordance with Rule 14a-4(c), proxy holders will have discretionary authority to vote in accordance with their judgment upon any such proposal which is not timely received by the Corporation or which does not otherwise comply with Rule 14a-4(c).

                                 PROPOSAL ONE:
                             ELECTION OF DIRECTORS

The Board of Directors has nominated five (5) directors for election at the Annual Meeting. Each director to be elected will hold office until the next Annual Meeting of Stockholders and until such director's successor is elected and has qualified, or until such director's earlier death, resignation or removal.

The Board of Directors has nominated Messrs. Regan, Bendis, Chiafullo, Berkey and Kilpela for election at the 2005 Annual Meeting of Stockholders.

The following table sets forth information regarding the nominees for election. All of the nominees are currently serving as directors and were elected at the 2004 Annual Meeting to serve until the next annual meeting of the Corporation's stockholders. There are no family relationships among the directors or executive officers of the Corporation. Each of the nominees has consented to serve as a director if elected and management has no reason to believe that any nominee will be unable to serve.

NAME, AGE AND                               YEAR FIRST
PRINCIPAL OCCUPATION                         ELECTED       CERTAIN OTHER INFORMATION
--------------------                         -------       -------------------------
John C. Regan (61)                               1989      Mr. Regan has served in each of his present
Chairman, President,                                       positions since December 1990 and has served as a
Chief Executive Officer and                                Director since April 1989. He is the founder of
Chief Financial Officer of                                 Project Development Group, Inc., now our
PDG Environmental, Inc.                                    wholly-owned subsidiary, which engages in
                                                           asbestos abatement and specialty contracting
                                                           services, and has served as that corporation's
                                                           Chairman and President since 1984. Mr. Regan also
                                                           served as Chairman of the Board of Directors of
                                                           PDG Remediation, Inc. (PDGR), a company which
                                                           provided remediation services to assist customers
                                                           in complying with environmental laws and
                                                           regulations, from July 1994 until August 1996.

Richard A. Bendis (58)                           1986      Mr. Bendis has served as a Director since 1986.
President and CEO of                                       Mr. Bendis has been the President and CEO of
Innovation Philadelphia and                                Innovation Philadelphia (IP) since 2001. IP is a
Investment Banking Consultant                              public/private partnership dedicated to growing
                                                           the wealth and the workforce of the Greater
                                                           Philadelphia Region. Prior to 2001, he was
                                                           President and CEO of Kansas Technology Enterprise
                                                           Corporation (KTEC), an entity formed to encourage
                                                           investment and growth in the State of Kansas. Mr.
                                                           Bendis has been a corporate executive with Quaker
                                                           Oats, Polaroid, Texas Instruments, Marion
                                                           Laboratories and Kimberly Services and
                                                           successfully took Continental Healthcare Systems,
                                                           an Inc. 500 company, public on NASDAQ. In
                                                           addition, Mr. Bendis founded and managed R.A.B.
                                                           Ventures, a venture capital firm which invested
                                                           in early-stage technology and healthcare
                                                           businesses. He is a frequent international
                                                           consultant and speaker for the United Nations,
                                                           NATO and The European Commission.

NAME, AGE AND                               YEAR FIRST
PRINCIPAL OCCUPATION                         ELECTED       CERTAIN OTHER INFORMATION
--------------------                         -------       -------------------------
Edgar Berkey (64)                                1998      Dr. Berkey is a nationally recognized expert on
Vice President and                                         environmental technologies and is currently the
Chief Science Officer of                                   Vice President and Chief Quality Officer of
Concurrent Technologies Corp.                              Concurrent Technologies Corp. (CTC). He is a
                                                           member and Chairman of several environmental
                                                           advisory committees for the U.S. Department of
                                                           Energy and formerly on the Science Advisory Board
                                                           of the U.S. Environmental Protection Agency. He
                                                           also chairs the Scientific Advisory Board of the
                                                           North America Environmental Fund, LP, which
                                                           invests in emerging environmental companies that
                                                           can benefit from NAFTA. Dr. Berkey is the former
                                                           President and co-founder of the Center for
                                                           Hazardous Materials Research. Dr. Berkey
                                                           previously served on the Corporation's Board of
                                                           Directors from 1991-1995. He resigned from the
                                                           Corporation's Board of Directors in 1995 to serve
                                                           as a Director of PDG Remediation, Inc., which at
                                                           that time was an affiliate of the Corporation. He
                                                           resigned from the Board of Directors of PDG
                                                           Remediation, Inc. in 1996.

James D. Chiafullo (47)                          1998      Mr. Chiafullo has served as a Director since July
Shareholder/Director,                                      1998 and as Secretary since May 2003. Since 1999,
Cohen & Grigsby                                            Mr. Chiafullo has been a Director in the law firm
Secretary of                                               of Cohen & Grigsby, P.C. headquartered in
PDG Environmental, Inc.                                    Pittsburgh. Prior to joining Cohen & Grigsby,
                                                           P.C., Mr. Chiafullo was a Partner with Thorp Reed
                                                           & Armstrong LLP. Prior to joining Thorp Reed &
                                                           Armstrong, LLP, Mr. Chiafullo was a lawyer with
                                                           Gulf Oil Corporation in Houston, Texas. Cohen &
                                                           Grigsby provide legal services to us. Mr.
                                                           Chiafullo is a member of the Board of Directors
                                                           of the Western Pennsylvania Epilepsy Foundation.

Edwin J. Kilpela (59)                            1997      Mr. Kilpela has served as a Director since July
President & CEO,                                           1997 Mr. Kilpela has served as the President and
Soil Safe, Inc.                                            CEO of Soil Safe, Inc. a privately held
                                                           environmental company located in Baltimore, MD
                                                           since 2003. From 1998 until 2002, Mr. Kilpela was
                                                           an independent business consultant to small and
                                                           mid-sized environmental companies. From 1997 to
                                                           1998 he was President and Chief Executive Officer
                                                           of Noxso Corporation, a developmental
                                                           environmental company. From 1996 until 1997 he
                                                           was President of Ansaldo Ross Hill. Mr. Kilpela
                                                           was with Westinghouse Electric Corporation from
                                                           1968 to 1996 including serving as General Manager
                                                           of the Environmental Services Division from 1991
                                                           to 1996.

BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors currently has five directors. The Board of Directors has determined that Messrs. Bendis, Berkey and Kilpela are "independent directors" in accordance with the Nasdaq listing requirement and the Securities and Exchange Commission (the "SEC").

During the fiscal year ended January 31, 2005, there were six regular meetings of the Board of Directors, and each of the incumbent directors attended or participated in at least 75% of the total number of meetings of the Board of Directors. Each of the incumbent directors attended at least 75% of the meetings of the committees of the Board of Directors on which they served during such fiscal year. All members of the Board of Directors attended our 2004 Annual Meeting of Stockholders.

The Board of Directors currently has three committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

AUDIT COMMITTEE

The Audit Committee is primarily concerned with the accuracy and effectiveness of the audits of our financial statements by our internal accounting staff and our independent auditors. The Audit Committee's function is to review our quarterly and annual financial statements with our independent accountants and management; review the scope and results of the examination of our financial statements by the independent accountants; approve all professional services performed by the independent accountants and related fees; recommend the retention or replacement of the independent accountants and periodically review our accounting policies and internal accounting and financial controls. The Audit Committee is also responsible for establishing and overseeing our internal reporting system relating to accounting, internal accounting controls and auditing matters. The Audit Committee is governed by a written charter approved by our Board of Directors. A more complete description of the Committee's functions is set forth in the charter included as Annex A to this Proxy Statement.

The Audit Committee presently consists of Messrs. Bendis, Berkey and Kilpela. Mr. Bendis serves as Chairman of our Audit Committee and is the "audit committee financial expert", within the meaning of Item 401(h)(2) of Regulation S-K, based upon his experience with financing and venture capital. The Board of Directors believes that all of the members of the Audit Committee meet the independence standards of the Nasdaq and the SEC.

The Audit Committee met two times during the fiscal year ended January 31, 2005.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for administering the Corporation's Employee Incentive Stock Option Plan, designating the employees eligible to participate in such plan, the number of options to be granted and the terms and conditions of each option. The Compensation Committee also reviews the performance of the Corporation's executive and makes recommendations with respect to executive compensation. The Compensation Committee consists of Messrs. Bendis, Berkey, Chiafullo and Kilpela and held two meeting during the fiscal year ended January 31, 2005. Mr. Kilpela serves as chairman of the Compensation Committee. The Board of Directors believes that all of the members of the Compensation Committee, other than Mr. Chiafullo, meet the independence standards of the Nasdaq and the SEC and are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

NOMINATING COMMITTEE

The Nominating Committee makes recommendations to the Board of Directors regarding the size and composition of the Board of Directors. The Board of Directors has adopted a written charter for the Nominating Committee which sets forth in detail the duties of and functions performed by the Nominating Committee. A copy of such charter is available for review by the stockholders on the Corporation's website, located at www.pdge.com.

The Nominating Committee presently consists of Messrs. Regan, Kilpela and Chiafullo with Mr. Regan serving as Chairman. The Nominating Committee did not meet during the fiscal year ended January 31, 2005 but did consider candidates for the Board of Directors. The Board of Directors believes that Mr. Kilpela meets the independence standards of the Nasdaq and the SEC.

IDENTIFICATION AND EVALUATION OF NOMINEES FOR DIRECTORS

The Nominating Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the

Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating Committee through current members of the Board, professional search firms, employees, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating Committee, and may be considered at any point during the year.

The Nominating Committee considers properly submitted stockholder recommendations for candidates for the Board. In evaluating such recommendations, the Nominating Committee uses the same qualification standards as are used for all other candidates. To recommend a prospective nominee for the Nominating Committee's consideration, a stockholder must have held no less than 10,000 shares of our stock for a continuous 12-month period. Stockholder recommendations must be submitted in writing to the Corporation's Corporate Secretary at PDG Environmental, Inc., 1386 Beulah Road, Building, 801, Pittsburgh, PA 15235 and must include (a) the proposed candidate's personal and business information, (b) the class and number of Corporation's securities he/she owns, (c) a description of all arrangements or understandings between the stockholder and the nominee and any other person or persons (naming such persons or persons) pursuant to which the nomination is to be made by the stockholder and (d) all other information regarding the stockholder's proposed nominee that is required to be disclosed in solicitations of proxies for elections of directors in an election contest, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and Rule 14a-11 thereunder (including such person's written consent to be named in the proxy statement as a nominee and to serving as a director if elected). Recommendations must also be accompanied by personal references including a supporting statement from the recommending stockholder regarding a proposed candidate's character and judgment.

In addition, the bylaws of the Corporation permit stockholders to nominate directors for election at an annual stockholder meeting. To nominate a director, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares to elect such nominee and comply with all other requirements set forth in our bylaws and Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. In addition, the stockholder must give timely notice to the Corporate Secretary of the Corporation in accordance with the bylaws of the Corporation which, in general, require that the notice be received by the Corporation Secretary of the Company within the time period described below under "Stockholder Proposals."

The Nominating Committee utilizes a variety of methods for identifying and evaluating candidates for director. In evaluating the qualifications of the candidates, the Nominating Committee considers many factors, including, issues of character, judgment, integrity, independence, age, expertise, diversity of experience, length of service, other commitments and other characteristics which the Nominating Committee deems important in their directors. A candidate should have sufficient financial or accounting knowledge to add value to the financial oversight role of the Board of Directors. The Nominating Committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. The Nominating Committee also considers each individual candidate in the context of the current perceived needs of the Board as a whole. While the Nominating Committee has not established specific minimum qualifications for director candidates, the Nominating Committee believes that candidates and nominees must reflect a Board that is comprised of directors who have competency in the following areas: (i) industry knowledge; (ii) accounting and finance (including expertise of at least one director who would qualify as a "financial expert" as that term is defined the SEC rules; (iii) business judgement; (iv) management; (v) leadership; (vi) business strategy; (vii) crisis management; (viii) corporate governance; (ix) risk management and (x) such other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Stockholders may communicate with the Board by writing to them by mail or express mail c/o PDG Environmental, Inc., 1386 Beulah Road, Building, 801, Pittsburgh, PA 15235. Any stockholder communications directed to the Board or a member of the Board will first be delivered to the Corporation's Corporate Secretary who will forward all communications to the Board for review.

DIRECTOR ATTENDANCE AT ANNUAL STOCKHOLDER MEETING

Members of the Board of Directors are encouraged to attend the 2005 Annual Meeting of Stockholders. However, the Company does not have a policy requiring director attendance.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of Messrs. Bendis, Berkey, Chiafullo and Kilpela. None of these individuals served as one of the Corporation's officers or employees at any time during the fiscal year ended January 31, 2005. None of the Corporation's current executive officers has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our board of directors or compensation committee.

COMPENSATION OF DIRECTORS

Each non-employee director of the Corporation receives an annual retainer of $10,000 upon such director's initial election or re-election to the Board of Directors, and a $1,500 per meeting fee plus reimbursement for their actual expenses incurred in attending such meetings. In addition, the Corporation has established the 1990 Non-Employee Director Stock Option Plan (the "Non-Employee Plan") which provides for the grants of options to non-employee directors to purchase an aggregate of up to 600,000 shares of Common Stock. Under the Non-Employee Plan, the exercise price of options granted shall be 100% of the fair market value of such shares on the date such options are granted subject to adjustment as provided in the plan. The options expire ten years from the date of grant. Options granted under the Non-Employee Plan do not qualify as incentive stock options under the Internal Revenue Code.

During the last fiscal year, the Corporation granted and vested options covering 10,000 shares of common stock to each non-employee director of the Corporation at an exercise price per share of $0.86, which was the fair market value of such shares on the date the options were granted. The options expire ten years from the date of grant.

Employee directors are not compensated in their role as directors with the exception of grants under the 1990 Employee Director Stock Option Plan (the "Employee Director Plan") pursuant to which options to purchase an aggregate of up to 500,000 shares of Common Stock, subject to the amendment to the Employee Director Plan proposed for this meeting and subject to adjustment in the event of any change in the Common Stock, may be granted to employee directors. Under the Employee Director Plan, the exercise price of options granted shall be 100% of the fair market value of such shares on the date such options are granted. The Corporation did not grant any options under the Employee Director Plan in the fiscal year ended January 31, 2005. On February 15, 2005, the Corporation's Chairman and Chief Executive Officer was awarded stock options for 250,000 shares of the Corporation's common stock under the terms of the Employee Director Stock Option Plan in conjunction with his execution of a new employment agreement.

VOTE REQUIRED

Directors are elected by a plurality of the votes of the shares present at the 2005 Annual Meeting in person or represented by proxy and entitled to vote. Unless otherwise instructed, the proxies will vote "FOR" the election of the nominees listed above. If events not now known or anticipated make any of the nominees unable to serve, the proxies will be voted at the discretion of the holders thereof for other nominees not named herein in lieu of those unable to serve, or the size of the Board of Directors may have to be reduced.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Corporation's Common Stock as of August xx, 2005 by:

     - each person who is known by us to beneficially own 5% or more of our outstanding common stock;

     - each of our executive officers named in the Summary Compensation Table;

     - each of our directors; and

     - all of our officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person, we have included shares for which the named person has sole or shared power over voting or investment decisions and also any shares of Common Stock which the named person has the right to acquire, through conversion or option exercise, or otherwise, within 60 days after August xx, 2005. Beneficial ownership calculations for 5% stockholders are based solely on publicly-filed Schedule 13Ds or 13Gs, which 5% stockholders are required to file with the SEC.

Except as otherwise indicated, and subject to applicable community property laws, to the Corporation's knowledge, the persons named below have sole voting and investment power with respect to all shares of Common Stock held by them. As of August xx, 2005, there were 14,738,274 shares of Common Stock outstanding.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Corporate Secretary, PDG Environmental, Inc., Westinghouse Science & Technology Center, 1386 Beulah Road, Building 801, Pittsburgh, Pennsylvania 15235.

                                                                                  PERCENTAGE OF
                                                             AMOUNT AND NATURE      CLASS OF
                                                               OF BENEFICIAL         COMMON
NAME OF BENEFICIAL OWNER                                     OWNERSHIP OF STOCK   SHARES OWNED
------------------------                                     ------------------   -------------
John C. Regan(1)(2)(3)                                           2,390,680            15.8
Richard A. Bendis(1)(4)                                            125,250               *
Edgar Berkey(1)(8)                                                 100,000               *
James D. Chiafullo(1)(2)(7)                                        100,000               *
Edwin J. Kilpela(1)(5)                                             110,000               *
Andrew Barron Worden(6)                                          2,946,700            17.6
Gerald F. Stahlecker(9)                                          5,718,750            28.0
Brendan O'Neil(10)                                               1,125,000             7.1
Ari Levy(11)                                                     1,260,417             8.0
Alfred Booty(12)                                                   895,833             5.8
David Crook(13)                                                  1,520,834             9.4
All of our directors and officers as a group including
  those named above (9 persons)(14)                              3,734,978            23.3

---------------

  *  Indicates less than 1%.

 (1) Director

 (2) Officer

 (3) Includes 300,000 shares of Common Stock that may be acquired pursuant to options granted under the Employee Director Plan and 110,000 shares of Common Stock that may be acquired pursuant to options granted under the Employee Incentive Stock Option Plan.

 (4) Includes 100,250 shares of Common Stock that may be acquired pursuant to options granted under the Non-Employee Director Plan and 10,000 shares of Common Stock that may be acquired pursuant to non-qualified stock options.

 (5) Includes 110,000 shares of Common Stock that may be acquired pursuant to options granted under the Non-Employee Director Plan.

 (6) Consists of: 946,700 shares of Common Stock and 2,000,000 shares of Common Stock that may be acquired pursuant to a warrant issued as part of private placement of the Company's Common Stock, held by Barron Partners, LP, of which Mr. Worden is the general partner. Mr. Worden disclaims beneficial ownership of shares held by Barron Partners except to the extent of his pecuniary interest in these shares. Barron Partners is located at 730 Fifth Avenue, 9(th) Floor, New York, NY 10019.

 (7) Includes 100,000 shares of Common Stock that may be acquired pursuant to options granted under the Non-Employee Director Incentive Stock Option Plan.

 (8) Includes 50,000 shares of Common Stock that may be acquired pursuant to options granted under the Non-Employee Director Incentive Stock Option Plan.

 (9) Consists of 3,050,000 shares of Common Stock that may be acquired pursuant to the conversion of Series C convertible preferred stock, 1,525,000 shares of Common Stock that may be acquired pursuant to warrants, a warrant for 762,500 shares of Series C convertible preferred stock convertible into 762,500 shares of Common Stock, with an attached warrant for 381,250 shares of Common Stock, issued as part of private placement of the Company's Preferred and Common Stock, held by RG Capital Management, L.P. of which Mr. Stahlecker is a managing director. Mr. Stahlecker disclaims beneficial ownership of shares held by RG Capital Management, L.P except to the extent of his pecuniary interest in these shares. RG Capital Management, L.P is located at 3 Bala Plaza-East, Suite 501, Bala Cynwyd, PA 19004.

(10) Consists of 600,000 shares of Common Stock that may be acquired pursuant to the conversion of Series C convertible preferred stock, 300,000 shares of Common Stock that may be acquired pursuant to warrants, a warrant for 150,000 shares of Series C convertible preferred stock convertible into 150,000 shares of Common Stock, with an attached warrant for 75,000 shares of Common Stock, issued as part of private placement of the Company's Preferred and Common Stock, held by Enable Growth Partners LP of which Mr. O'Neil is a principal. Mr. O'Neil disclaims beneficial ownership of shares held by Enable Growth Partners LP except to the extent of his pecuniary interest in these shares. Enable Growth Partners LP is located at One Ferry Building, Suite 255, San Francisco, CA 94111.

(11) Consists of 277,778 shares of Common Stock, 138,889 shares of Common Stock that may be acquired pursuant to warrants, 450,000 shares of Common Stock that may be acquired pursuant to the conversion of Series C convertible preferred stock, 225,000 shares of Common Stock that may be acquired pursuant to warrants, a warrant for 112,500 shares of Series C convertible preferred stock convertible in to 112,500 shares of Common Stock, with an attached warrant for 56,250 shares of Common Stock, issued as part of private placement of the Company's Preferred and Common Stock, held by Lakeview Fund LP of which Mr. Levy is Chief Investment Officer. Mr. Levy disclaims beneficial ownership of shares held by Lakeview Fund LP except to the extent of his pecuniary interest in these shares. Lakeview Fund LP is located at 415 North LaSalle, Chicago, IL 60610.

(12) Consists of 222,222 shares of Common Stock, 111,111 shares of Common Stock that may be acquired pursuant to warrants, 300,000 shares of Common Stock that may be acquired pursuant to the conversion of Series C convertible preferred stock, 150,000 shares of Common Stock that may be acquired pursuant to warrants, a warrant for 75,000 shares of Series C convertible preferred stock convertible in to 75,000 shares of Common Stock, with an attached warrant for 37,500 shares of Common Stock, issued as part of private placement of the Company's Preferred and Common Stock, held by Levy Family Partners, LLC of which Mr. Booty is Managing Director. Mr. Booty disclaims beneficial ownership of shares held by Levy Family Partners, LLC except to the extent of his pecuniary interest in these shares. Levy Family Partners, LLC is located at 415 North LaSalle, Chicago, IL 60610.

(13) Consists of 138,889 shares of Common Stock, 69,445 shares of Common stock that may be acquired pursuant to warrants, 700,000 shares of Common Stock that may be acquired pursuant to the conversion of Series C convertible preferred stock, 350,000 shares of Common Stock that may be acquired pursuant to warrants, a warrant for 175,000 shares of Series C convertible preferred stock convertible in to 175,000 shares of Common Stock, with an attached warrant for 87,500 shares of Common Stock, issued as part of private placement of the Company's Preferred and Common Stock, held by The Tail Wind Fund Ltd. of which Mr. Crook is Chief Executive Officer. Mr. Crook disclaims beneficial ownership of shares held The Tail Wind Fund Ltd. except to the extent of his pecuniary interest in these shares. The Tail Wind Fund Ltd., 1(st) Floor, No. 1 Regency Street, London, SW1Y 4NS, United Kingdom.

(14) Includes 1,300,250 shares of Common Stock that may be acquired pursuant to options granted under the Employee Incentive Stock Option Plan, the Employee Director Plan and the Non-Employee Director Plan.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file initial reports of beneficial ownership (Form 3) and reports of changes in beneficial ownership (Forms 4 and 5) of common stock and other equity securities of ours with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Our information regarding compliance with Section 16(a) is based solely on a review of the copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners. During the fiscal year ended January 31, 2005, we believe that all of our executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

                               EXECUTIVE OFFICERS

EXECUTIVE OFFICERS
NAME                             AGE   POSITION HELD
----                             ---   -------------
John C. Regan                    61    Chairman, President, Chief Executive Officer and Chief
                                       Financial Officer
James D. Chiafullo               47    Secretary

Mr. Chiafullo was appointed as the Corporation's Secretary in May 2003. For additional information regarding Messrs. Regan and Chiafullo, please see the information provided above regarding director nominees.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY COMPENSATION TABLE

The following table sets forth for the fiscal years ended January 31, 2005, 2004 and 2003 compensation awarded to, paid to, or earned by, our Chief Executive Officer and each of our four other most highly compensated executive officers whose total compensation during the last fiscal year exceeded $100,000 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                      Long Term Compensation
                                                             -----------------------------------------
                                                               Awards                Payouts
                                           Annual            -----------    --------------------------
                                        Compensation
                                    ---------------------                                 All Other
                                                             Restricted     Options/     Compensation
         Name and                   Salary(A)    Bonus(B)       Stock         SARs      --------------
    Principal Position      Year       ($)         ($)       Award(s)($)      (#)       ($)     ($)(C)
    ------------------      ----    ---------    --------    -----------    --------    ----    ------
John C. Regan               2005     229,167     250,000          --            --       --     67,588
Chairman, CEO               2004     220,000      45,000          --            --       --     68,638
and CFO                     2003     220,000          --          --            --       --     26,895

---------------

(A)  Represents actual cash compensation.

(B) Represents cash bonus paid in fiscal 2006 for attainment of goals in fiscal 2005 and cash bonus paid in fiscal 2005 for attainment of goals in fiscal 2004, respectively.

(C) Represents the value of insurance premiums with respect to term life insurance and disability insurance paid by us for the benefit of Mr. Regan and includes a $35,000, $35,000 and $8,000 payment in 2005, 2004 and 2003, respectively, for credit enhancement provided by Mr. Regan.

OPTIONS GRANTED IN LAST FISCAL YEAR

No stock options were granted during the 2005 fiscal year to the named executive officers.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

The following table sets forth information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

                               Options Exercised              Number of Unexercised      Value of Unexercised In-the-
                       ---------------------------------         Options/SARs at             Money Options/SARs at
                          Shares                                   FY-End (#)                    FY-End ($)(A)
                       Acquired on                         ---------------------------   -----------------------------
Name                   Exercise (#)   Value Realized ($)   Exercisable   Unexercisable   Exercisable    Unexercisable
----                   ------------   ------------------   -----------   -------------   ------------   --------------
John C. Regan               0                 0              160,000            0          $124,740            0

---------------

(A) Market value of Common Stock at year-end bid price per share minus the exercise price.

On February 15, 2005, the Corporation's Chairman and Chief Executive Officer was awarded stock options for 250,000 shares of the Corporation's common stock under the terms of the Employee Director Stock Option Plan in conjunction with his execution of a new employment agreement. As those options were awarded after the end of the Corporation's fiscal year end, they are not included in the above table.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENT

Mr. Regan has an employment agreement, effective March 15, 2004 for a three-year term. Upon the expiration of the basic three-year term of the agreement, the agreement is automatically renewed for a one-year period until such time as we elect to renew or terminate Mr. Regan's employment agreement. The agreement provided for a $250,000 annual base salary. The base salary and life and disability insurance benefit shall continue for a three-year period upon our termination of the agreement, the death of Mr. Regan, the disability of Mr. Regan or Mr. Regan's resignation due to a substantial change in ownership of our Corporation or membership of the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At January 31, 2005, we maintained outstanding personal loans to Mr. Regan in the amount of $95,000. This personal loan is evidenced by a demand note. This loan was made to provide Mr. Regan with funds to satisfy personal obligations. The loan to Mr. Regan was made in a series of installments from April 1990 to August 1990. The amount specified represents the highest outstanding balances of the loans during our fiscal year.

Mr. Chiafullo is a Director of Cohen & Grigsby, P.C. which is our legal counsel. During the year ended January 31, 2005, Cohen & Grigsby billed us $271,000 for legal services.

Other than the transactions disclosed herein, we have not entered into any material transactions with any director, executive officer, beneficial owner of five percent (5%) or more of our Common Stock, or family members of such person, in which the amount involved exceeds $60,000.

EQUITY COMPENSATION PLAN INFORMATION

The following table is as of the end of the most recent fiscal year (January 31, 2005) and reflects all compensation plans under which equity securities of the Corporation are authorized for issuance.

                                                (a)                     (b)                          (c)
                                                                                            Number of Securities
                                       Number of Securities                            remaining available for future
                                         to be issued upon        Weighted average         issuances under equity
                                      exercise of outstanding    Exercise price of           compensation plans
                                         options, warrants      Outstanding options,   (excluding securities reflected
Plan Category                               and rights          warrants and rights            in column (a))
-------------                         -----------------------   --------------------   -------------------------------
Equity compensation plans approved
  by security holders(1)                     2,959,284                 $0.59                       43,966
Equity compensation plans not
  approved by security holders(2)               10,000                 $0.65                           --
                                             ---------                                             ------
Total                                        2,969,284                 $0.59                       43,966
                                             =========                                             ======

---------------

(1) Includes the Incentive Stock Option Plan, the Stock Option Plan for Non-Employee Directors and the Stock Option Plan for Employee Directors

(2) Includes 10,000 non-qualified stock options issued to Richard Bendis, our director, for consulting performed in 1991. The options are at an exercise price of $0.65 and expire on May 14, 2010.

                            PDG ENVIRONMENTAL, INC.
                      REPORT OF THE COMPENSATION COMMITTEE

The information contained in this section shall not be deemed to be "solicitation material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

The Compensation Committee has provided the following Compensation Committee Report to the PDG Environmental Board of Directors:

The Corporation has a multi-level approach to determining executive compensation. Individual performance and the responsibility of each executive officer is evaluated in relation to 1) base salary, 2) comparative compensation surveys, 3) benefits, and 4) the stock option plan with incentive driven vesting. With this philosophy, the Corporation feels confident that it can attract and retain quality top management and reinforce the strategic plans of the Corporation through the use of performance objectives.

The review of executive compensation is conducted by the Chief Executive Officer who reports to the Compensation Committee. The Compensation Committee reviews and ultimately approves the executive compensation.

Individual Performance

Performance management reviews are conducted periodically for all employees of the Corporation and executive officers. Individual goals are established at that time, incorporating the overall objectives of the Corporation. As part of the review, consideration is given to an executive officer's specific area of responsibility, accomplishments and contributions.

Base Compensation

The Corporation offers competitive salaries as compared to salaries offered by companies in similar environmental and specialty contracting services.

Comparative Compensation Surveys

The Corporation reviews salary surveys from outside sources which evaluate similar environmental and specialty contracting companies and provide comparisons on base salaries, appraisal systems, benefits and other specialty surveys. The comparison group used for compensation is more similar to the Corporation than the groups used in the performance graph in that the performance graph companies have more diverse areas of operations, such as landfills, and hazardous waste treatment facilities while the compensation group is environmental remediation service companies.

Benefits

The basic benefits offered to executive officers, which include group health insurance, group term life insurance and disability insurance are the same as those provided to other employees of the Corporation. Additionally, each executive officer is provided with individual term life insurance policies for their benefit and club memberships which are used for both business and personal purposes.

Stock Option Plans

All executive officers are eligible to participate in the Corporation's Incentive Stock Option Plan. Periodic grants of options are approved by the Compensation Committee and are intended to provide executives with the opportunity to buy and maintain an equity interest in the Corporation and share in the appreciation of the value of the stock. In addition, Mr. Regan is eligible to participate in the Corporation's Employee Director Plan.

On February 15, 2005, Mr. Regan received 250,000 incentive stock options as a signing bonus for executing his three-year employment agreement effective March 15, 2004. The stock options, which immediately vested, have an exercise price of $1.52 per share, representing the price of the Corporation's common stock on the date of signing of the employment agreement.

For fiscal 2005, Mr. Regan did not receive a grant of stock options.

Compensation of All Executive Officers

The base pay of executive officers for the fiscal year ended January 31, 2005 was determined on the basis of the Compensation Committee's overall assessment of the executive officer's performance and competitive market data on salary levels. Incentives were paid as the Corporation did achieve budgeted operating results for fiscal 2005. The base pay of the executive officers is not directly related to the Corporation's performance.

Compensation of John C. Regan, Chairman and Chief Executive Officer

The Committee established the compensation of John C. Regan, Chairman, Chief Executive Officer and Chief Financial Officer, using the same criteria that were used to determine compensation levels for all executive officers. Mr. Regan's base pay was determined based on the Committee's assessment of Mr. Regan's performance and competitive market data on salary levels.

In addition to his base pay and bonus, Mr. Regan is provided with three individual term life insurance policies for his benefit in the amounts of $2,000,000, $1,000,000 and $200,000, a supplemental disability income policy and club memberships.

On February 15, 2005, Mr. Regan received 250,000 incentive stock options as a signing bonus for executing his three-year employment agreement effective March 15, 2004. The stock options, which immediately vested, have an exercise price of $1.52 per share, representing the price of the Company's common stock on the date of signing of the employment agreement.

For fiscal 2005, Mr. Regan did not receive a grant of stock options.

Additionally, Mr. Regan is eligible to receive an incentive bonus for keeping the Corporation properly capitalized for growth and to ensure that gains made by the Corporation are recognized by its public ownership and reflected in its share price. The incentive bonus shall be a cash bonus of a minimum of 20% and a maximum of 100% of his base salary. As the Corporation exceeded its financial objectives and Mr. Regan met his personal objectives, an incentive bonus equal to 100% of his base salary ($250,000), was awarded for fiscal 2005 to Mr. Regan.

The Board of Directors has provided Mr. Regan a $35,000 annual payment for credit enhancement for fiscal 2005 and continuing until such time that Mr. Regan's personal guarantee is not required by the Company's lending institution and surety bonding company. Mr. Regan was paid $35,000, $35,000 and $8,000 in fiscal 2005, 2004 and 2003, respectively, for providing his personal guarantee to the Corporation's lending institution.

Tax Policy

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), disallows any federal income tax deductions for the Corporation for compensation paid to the Chief Executive Officer and any of the other four highest compensated executive officers in excess of $1 million each in any taxable year, subject to certain exceptions. One exception involves compensation paid pursuant to shareholder-approved compensation plans that are performance-based. The Corporation's stock option plans are structured to permit grants of stock options and certain other awards to be eligible for this performance-based exception (so that compensation upon exercise of such options or receipt of such awards, as the case may be, should be deductible under the Code). Payments of cash compensation to executives currently are not eligible for this performance-based exception, although the value of such payments and awards, when combined with other includable compensation, is well below the $1 million limit. The Compensation Committee has taken and intends to continue to take whatever actions are necessary to minimize the Corporation's non-deductible compensation expense, while maintaining, to the extent possible, the flexibility which the Compensation Committee believes to be an important element of the Corporation's executive compensation program.

This report has been approved by all members of the Compensation Committee.

                Respectfully submitted,

                Edwin J. Kilpela, Chairman
                Richard A. Bendis
                Edgar Berkey
                James E. Chiafullo

                            AUDIT COMMITTEE MATTERS

The information contained in this section shall not be deemed to be "solicitation material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

                            PDG ENVIRONMENTAL, INC.

                         REPORT OF THE AUDIT COMMITTEE

The Audit Committee has provided the following Audit Committee Report to the Board of Directors:

The Audit Committee is composed of three members each of whom is "independent" as defined by Rule 10A-3 under the Exchange Act and Nasdaq listing standards. The Audit Committee operates under a written Audit Committee Charter (the "Charter") first appointed by the Board of Directors in 2000 and subsequently amended. A copy of the Charter is attached as Annex A to this Proxy Statement.

Management has the primary responsibility for the financial statements and the reporting process including the systems of internal control. The independent auditors are responsible for performing an independent audit of the Corporation's financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee is charged with the duty to monitor and oversee these processes.

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and clarity of disclosures in the financial statements.

The Audit Committee met with both management and the Corporation's independent auditors to review and discuss the Corporation's 2005 year end financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee review included discussions with the independent auditors regarding matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees).

The Audit Committee also received written disclosure from the independent auditors as required by the Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors matters relating to the independent auditor's independence from management. The independent auditors informed the Audit Committee that it was independent with respect to the Corporation within the regulations promulgated by the Securities and Exchange Commission and the requirements of the Independence Standards Board. The Audit Committee also considered the compatibility of non-audit services with the auditors' independence and concluded that the provisions of such services had not and has not impaired the independent auditor's independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended January 31, 2005 for filing with the Securities and Exchange Commission.

            Respectfully submitted,

            Richard A. Bendis, Chairman
            Edgar Berkey
            Edwin J. Kilpela

Parente Randolph, LLC served as independent auditors for the Corporation for the fiscal year ended January 31, 2005.

FEES BILLED BY PARENTE RANDOLPH LLC DURING FISCAL YEAR 2005 AND 2004

During the fiscal years ended January 31, 2005 and 2004, Parente Randolph LLC acted as our independent auditors and aggregate fees billed various audit, audit-related and non-audit services were as follows:

                                                               2004       2005
                                                              -------   --------
Audit Fees(1)                                                 $44,500   $ 84,708
Audit-Related Fees(2)                                              --         --
Tax Fees(3)                                                    18,000     20,000
All Other Fees(4)                                                  --         --
                                                              -------   --------
                                                              $62,500   $104,708
                                                              =======   ========

---------------

(1) Audit fees were for professional services rendered for the audits of our financial statements, quarterly review of the financial statements included in our Quarterly Reports on Form 10-Q, or services that are normally provided by Parente Randolph LLC in connection with the statutory and regulatory filings or engagements for the fiscal years ended January 31, 2005 and 2004.

(2) Fees paid in connection with audit-related matters

(3) Tax fees include tax return preparation, tax compliance, tax planning and tax advice.

(4) Parente Randolph LLC did not bill us any additional fees that are not disclosed under "Audit Fees," "Audit-Related Fees" or "Tax Fees."

Our Audit Committee pre-approves the provision of all audit and non-audit services (including tax services) by the independent auditors and also approves all audit and non-audit engagement fees and terms with the independent auditors. During fiscal years ended January 31, 2005 and 2004, all of the services related to the audit and other fees described above were pre-approved by our Audit Committee and none were provided pursuant to any waiver of the pre-approval requirement.

DETERMINATION OF INDEPENDENCE

The Corporation's audit committee and the board of directors has determined that the fees received by Parente Randolph LLC for non-audit related professional services are compatible with maintaining Parente Randolph LLC's independence.

                               PERFORMANCE GRAPH
(PERFORMANCE GRAPH)

                                                                               NASDAQ COMPOSITE -              PEER + PDG
                                                     PDG ENVIROMENTL              TOTAL RETURNS                ENVIROMENTL
                                                     ---------------           ------------------              -----------
2000                                                     100.00                      100.00                      100.00
2001                                                      48.00                       70.50                      137.53
2002                                                      67.84                       49.34                      117.66
2003                                                      24.32                       33.84                      126.44
2004                                                      88.32                       53.20                       93.30
2005                                                     203.52                       53.38                       82.97

The information contained in this section shall not be deemed to be "solicitation material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

The graph on the next page compares the cumulative total return on our Common Stock from January 31, 2000 through January 31, 2005 to the NASDAQ market index and the pollution control equipment and services group. Each of the total cumulative total returns presented assumes a $100 investment on January 31, 2000 and reinvestment of dividends.

The pollution control equipment and services group is comprised of the following securities: Abatix, Corporation; Airtech International Group; Aqua Care Systems, Inc.; Arcadis NV.; Appliance Recycling Centers of America, Inc.; Aleris International, Inc.ATG, Inc.; Allied Waste Industries, Inc.; Avalon Holdings Corporation; Bennett Environmental, Inc.; Biofarm, Inc.; Calgon Carbon Corporation; Ceco Environmental, Inc.; Catalytica Energy, Inc.; Clean Harbors, Inc.; Commodore Environmental Services, Inc.; Crown-Andersen, Inc.; Cuno, Inc.; Casella Waste Systems, Inc; Commodore Applied Technology, Inc.; Donaldson Company; Duratek, Inc.; Environmental Elements, Corp.; Ecology & Environmental, Inc. Environmental Energy Services, Inc.; Environmental Safeguards, Inc.; Entrx Corporation,; Flanders Corporation; GreenMan Technology, Inc.; Headwaters Inc.; Hi-Rise Recycling Systems, Inc.; Home Solutions of America, Inc.; Industrial Services of America, Inc.; Infinity, Inc.; Kimmins Corporation; Kronos Advances Technology, Inc.; Rich Coast, Inc.; Landauer, Inc.; Molten Metal, Inc.; MPM Technologies, Inc.; Metal Management, Inc.; Med/Waste, Inc.; North American Technology Group, Inc.; N-Viro International Corporation; PDG Environmental, Inc.; Perma-Fix Environmental Services; Pall Corporation; Peerless Manufacturing, Inc.; Purus, Inc.; Recycling Industries, Inc.; Republic Services, Inc.; Scope Industries; Stericycle, Inc.; Synergy Renewalable Resources, Inc.; Synagro Technologies, Inc.; TRC, Companies; Turbosonic Technology, Inc.; Tetra Technology, Inc.; USA Biomass Corporation; US Plastics Lumber, Inc.; Versar, Inc.; Waste Connections, Inc.; Waste Industries USA, Inc.; Waste Management Inc.; Waste Technology Corporation; Waterlink, Inc.; Windswept Environmental, Inc.; WTC Industries, Inc.; Xerion Ecosolutions, Inc.; Windswept Environmental Systems, Inc.; Waste Technology, Corp.; Xerion EcoSolutions Group, Inc.

Stockholders are cautioned against drawing any conclusions from this data, as past results are not necessarily indicative of future performance.

                                 PROPOSAL TWO:
                 PROPOSAL TO AMEND THE PDG ENVIRONMENTAL, INC.
                          INCENTIVE STOCK OPTION PLAN

On April 4, 2005, the Board of Directors voted to amend the PDG Environmental, Inc. Incentive Stock Option Plan (the "Employee Stock Plan"), subject to approval by the stockholders.

BACKGROUND

The Board of Directors adopted the Employee Stock Plan for the benefit of the Corporation's employees based upon the belief that it promotes the best interests of the Corporation and its stockholders by encouraging stock ownership in the Corporation by employees, thus stimulating their efforts on behalf of the Corporation, strengthening their desire to remain with the Corporation, and to provide a compensation increase to employees while at the same time conserving the Corporation's cash. The Employee Stock Plan, as currently in effect, was adopted by the Corporation in December, 1990 and amended in 2000 to extend the life of the Employee Stock Plan until December 14, 2010.

THE PLAN

The following is a summary of the principal features of the Employee Stock Plan.

Term: The Employee Stock Plan shall remain in effect until December 14, 2010 unless sooner terminated by the Board of Directors of the Corporation.

Shares Subject to the Employee Stock Plan: The total number of shares of Common Stock of the Corporation which may be granted under the Employee Stock Plan is 4,000,000 shares (including 700,000 shares for which authorization from stockholders is sought), subject to adjustments provided for in the Employee Stock Plan in order to prevent dilution or enlargement of rights under the Employee Stock Plan. If an option expires or is terminated for any reason, the unpurchased or forfeited shares shall be eligible for future awards.

Eligibility: Every employee of the Corporation is eligible to participate in the Employee Stock Plan.

Option Price: The option price shall be fixed by the Board of Directors but shall in no event be less than 100% of the fair market value of the Corporation's Common Stock on the date of grant. On July 25, 2005, the closing price for the Corporation's Common Stock was $1.03.

Terms and Conditions of Options: No option granted under the Employee Stock Plan will be transferable other than by will or by the laws of descent and distribution and each option will be exercisable during the lifetime of the optionee only by the optionee. Options granted will expire no later than ten years from the date of grant. In the event of death or permanent disability, an outstanding option can be exercised for one year thereafter. The optionee shall forfeit all rights under the option (except as to any shares already purchased) if the optionee terminates employment with the Company.

Tax Consequences:

An optionee to whom an incentive stock option is granted will not recognize any taxable income upon the grant of the option. Neither will the optionee recognize any taxable income upon the exercise of such option, but the amount by which the fair market value of the shares on the date of exercise exceeds the option price paid will be a tax preference item for the purposes of the alternative minimum tax. The shares received pursuant to the exercise of the option will have a tax basis equal to the option price paid. The Corporation will not be entitled to a deduction in respect to the granting or exercise of such option.

The prescribed holding period for stock received pursuant to such an option is the greater of two years from the date the option is granted and one year from the date the shares are transferred to the optionee. If the optionee does not dispose of the stock before the expiration of this holding period, they shall realize a long-term capital gain or loss upon a later disposition of the stock. The amount of this gain or loss shall be equal to the difference between the amount he or she realizes on the disposition and the option price paid.

When shares purchased under the incentive stock option plan are disposed of prior to the expiration of the prescribed holding period, a disqualifying disposition will occur. In such a case, the optionee will recognize the ordinary income at the time of the disposition in an amount equal to the excess of the fair market value of the stock on the date of the exercise over the option price paid for those shares. This ordinary income will be limited to the amount by which (a) the amount realized or (b) the fair market value at the date of the exercise, whichever is less, exceeds the option price paid for the shares. If the difference between the amount realized on the disposition and the option price paid exceeds the difference between the fair market value of the stock on the date of exercise and the option price paid, the excess amount will be taxed as a long-term capital gain. If the amount realized on the disqualifying disposition is less than the option price paid, the difference will be either a long-term or short-term capital loss. The Corporation will be entitled to a deduction, in the same year and in the same amount, as the ordinary income the optionee resulting from the disqualifying disposition.

VOTE REQUIRED

The amendment to the PDG Environmental, Inc. Employee Stock Plan requires the affirmative vote of the holders of shares representing a majority of the votes present at the Annual Meeting in person or by proxy and entitled to vote. Unless otherwise instructed, the proxies will vote "FOR" this proposal two.

RECOMMENDATION OF THE CORPORATION'S BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT OF THE PDG ENVIRONMENTAL, INC. EMPLOYEE STOCK PLAN.

                                PROPOSAL THREE:
                 PROPOSAL TO AMEND THE PDG ENVIRONMENTAL, INC.
                 1990 STOCK OPTION PLAN FOR EMPLOYEE DIRECTORS.

On April 4, 2005, the Board of Directors voted to amend the PDG Environmental, Inc. 1990 Stock Option Plan for Employee Directors (the "Employee Director Plan"), subject to approval by the stockholders.

BACKGROUND

The Board of Directors adopted the Employee Director Plan for the benefit of the Corporation's employee directors based upon the belief that the Employee Director Plan promotes the best interests of the Corporation and its stockholders by encouraging stock ownership in the Corporation by employee directors thus stimulating their efforts on behalf of the Corporation, strengthening their desire to remain with the Corporation and to provide a compensation increase to directors while at the same time conserving the Corporation's cash. The Employee Director Plan, as currently in effect, was adopted by the Corporation in December, 1990 and amended in 2000 to extend the life of the Employee Director Plan until December 14, 2010.

THE EMPLOYEE DIRECTOR PLAN

The following is a summary of the principal features of the Employee Director Plan.

Term: The Employee Director Plan shall remain in effect until December 14, 2010 unless sooner terminated by the Board of Directors of the Corporation.

Shares Subject to the Employee Director Plan: The total number of shares of Common Stock of the Corporation which may be granted under the Plan is 500,000 shares (including 250,000 shares for which authorization from stockholders is sought), subject to adjustments provided for in the Plan in order to prevent dilution or enlargement of rights under the Employee Director Plan. If an option expires or is terminated for any reason, the unpurchased or forfeited shares shall be eligible for future awards.

Eligibility: Every employee director of the Corporation is eligible to participate in the Employee Director Plan.

Option Price: The option price shall be fixed by the Board of Directors but shall in no event be less than 100% of the fair market value of the Corporation's Common Stock on the date of grant. On July 25, 2005, the closing price for the Corporation's Common Stock was $1.03.

Terms and Conditions of Options: No option granted under the Employee Director Plan will be transferable other than by will or by the laws of descent and distribution and each option will be exercisable during the lifetime of the optionee only by the optionee. Options granted will expire no later than ten years from the date of grant. In the event of death or permanent disability, an outstanding option can be exercised for one year thereafter. The optionee shall forfeit all rights under the option (except as to any shares already purchased) if the optionee is removed from the Board of Directors of the Corporation by a vote of the stockholders or by a vote of the Board. If the Board membership of the optionee is terminated for any reason, the optionee's options terminate immediately.

Tax Consequences:

An optionee to whom an incentive stock option is granted will not recognize any taxable income upon the grant of the option. Neither will the optionee recognize any taxable income upon the exercise of such option, but the amount by which the fair market value of the shares on the date of exercise exceeds the option price paid will be a tax preference item for the purposes of the alternative minimum tax. The shares received pursuant to the exercise of the option will have a tax basis equal to the option price paid. The Corporation will not be entitled to a deduction in respect to the granting or exercise of such option.

The prescribed holding period for stock received pursuant to such an option is the greater of two years from the date the option is granted and one year from the date the shares are transferred to the optionee. If the optionee does not dispose of the stock before the expiration of this holding period, they shall realize a long-term capital gain or loss upon a later disposition of the stock. The amount of this gain or loss shall be equal to the difference between the amount he realizes on the disposition and the option price paid.

When shares purchased under the incentive stock option plan are disposed of prior to the expiration of the prescribed holding period, a disqualifying disposition will occur. In such a case, the optionee will recognize the ordinary income at the time of the disposition in an amount equal to the excess of the fair market value of the stock on the date of the exercise over the option price paid for those shares. This ordinary income will be limited to the amount by which (a) the amount realized or (b) the fair market value at the date of the exercise, whichever is less, exceeds the option price paid for the shares. If the difference between the amount realized on the disposition and the option price paid exceeds the difference between the fair market value of the stock on the date of exercise and the option price paid, the excess amount will be taxed as a long-term capital gain. If the amount realized on the disqualifying disposition is less than the option price paid, the difference will be either a long-term or short-term capital loss. The Corporation will be entitled to a deduction, in the same year and in the same amount, as the ordinary income the optionee resulting from the disqualifying disposition.

VOTE REQUIRED

The amendment to the Employee Director Stock Plan requires the affirmative vote of the holders of shares representing a majority of the votes present in person or by proxy and entitled to vote at the Annual Meeting. Unless otherwise instructed, the proxies will vote "FOR" this proposal three.

RECOMMENDATION OF THE CORPORATION'S BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT OF THE EMPLOYEE DIRECTOR STOCK PLAN.

                                 PROPOSAL FOUR:
                 PROPOSAL TO AMEND THE PDG ENVIRONMENTAL, INC.
                         CERTIFICATE OF INCORPORATION.

On April 4, 2005, the Board of Directors, by a unanimous vote, adopted a resolution to amend the PDG Environmental, Inc. Certificate of Incorporation (the "Certificate") for the purpose of increasing the number of authorized shares of the Corporation's Common Stock from 30,000,000 to 60,000,000. If approved by stockholders, the Corporation will file an amendment to its Certificate in the form attached to this proxy as Annex B.

The full terms of the Corporation's Common Stock are set forth in the Certificate. The Common Stock is not entitled to any dividends, except when and if declared by the Board of Directors. The holders of Common Stock do not have preemptive rights.

BACKGROUND

Under the terms of the Certificate, the Corporation is authorized to issue 30,000,000 shares of its Common Stock. As of the record date, there were 14,738,274 shares of Common Stock issued and outstanding. Additionally, the Corporation has outstanding shares of convertible preferred stock, options and warrants to acquire Common Stock, and shares of Common Stock reserved for future issuance under its various stock option plans that require an aggregate minimum of at least 17,416,166 shares of Common Stock. The conversion or exercise of these additional securities would require at least 2,154,440 shares of Common Stock in excess of the amount that the Corporation is currently authorized to issue.

Furthermore, on July 6, 2005, the Corporation closed on two separate private placements of securities. In the first private placement, the Corporation issued for an aggregate purchase price of $1,500,000: (a) 1,666,667 shares of the Corporation's Common Stock; (b) warrants to purchase 416,667 shares of Common Stock at an exercise price of $1.11 per share; and, (c) warrants to purchase 416,667 shares of Common Stock at an exercise price of $1.33 per share (the "Common Private Placement"). In the second private placement, the Corporate issued for an aggregate purchase price of $5,500,00: (w) 5,500 shares of the Company's Series C Convertible Preferred Stock; (x) warrants to purchase 1,375,000 shares of the Company's Common Stock at an exercise price of $1.11 per share; (y) warrants to purchase 1,375,000 shares of the Corporation's Common Stock at an exercise price of $1.33 per share; and (z) warrants to purchase (1) up to 1,375 shares of Series C Preferred Stock, (2) warrants to purchase up to 343,750 shares of Common Stock at $1.11 per share and (3) warrants to purchase up to 343,750 shares of Common Stock at $1.33 per share (the "Preferred Private Placement").

The Common Private Placement and the Preferred Private Placement may together result in the issuance of an additional 11,572,915 shares of the Corporation's Common Stock (assuming the full exercise/conversion of all outstanding warrants and convertible preferred stock at the conversion rate currently in effect). Stockholder consent was not required for either the Common Private Placement or the Preferred Private Placement. The Corporation intends to use the funds raised from the Common Private Placement and the Preferred Private Placement for general working capital purposes and possible acquisitions in the future.

Under the Securities Purchase Agreement for the Preferred Private Placement, the Corporation is required to obtain stockholder approval to increase the authorized shares of Common Stock from 30,000,000 to 60,000,000 (to allow for the full potential issuance of Common Stock resulting from the securities issued as part of that transaction, along with a 25% reserve). If the stockholders do not approve the amendment to the Certificate to increase the authorized shares of Common Stock from 30,000,000 to 60,000,000, the holders of convertible preferred stock issued in the Preferred Private Placement shall have the right to require the Corporation to redeem their shares at the price and upon the terms set forth in the Series C Convertible Preferred Stock Certificate of Designations, as filed with the Delaware Secretary of State. Any such redemption may have adverse financial consequences on the Corporation.

As described above, the Corporation has committed to issue a total number of shares of Common Stock greater than which it is currently authorized to issue. Unless the stockholders approve an increase in authorized Common Stock, the Corporation may not be able to meet all of its contractual obligations with respect to the issuance of Common Stock. To provide for the conversion or exercise of securities into shares of Common Stock, the Corporation has decided to seek an increase in the number of authorized shares of the Corporation's Common Stock from 30,000,000 to 60,000,000. The additional authorized shares of Common Stock may also be issued in connection with future acquisitions, financings, strategic alliances, incentive stock awards and other general corporate purposes. However, as of the date of mailing of this proxy statement, the Company has no current plans, proposals or arrangements to issue any shares of Common Stock with the exception of those previously reserved for issuance under the Corporation's outstanding stock options, convertible preferred stock, and warrants.

The increase in the authorized Common Stock will not have any immediate effect on the rights of existing stockholders. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The proposed amendment to increase the number of authorized shares of Common Stock could also, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. The Board of Directors shall not require the further consent of the holders of Common Stock for the issuance of the Common Stock after the increase is authorized by stockholders. However, the Board of Directors will be subject to fiduciary requirements under the business judgment rule.

VOTE REQUIRED

The majority of the issued and outstanding shares of the Corporation's Common Stock is required to approve the amendment to the Corporation's Certificate of Incorporation to effect the increase in the number of authorized shares of Common Stock from 30,000,000 and 60,000,000 shares. Unless otherwise instructed, the proxies will vote "FOR" this proposal four.

RECOMMENDATION OF THE CORPORATION'S BOARD OF DIRECTORS

THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE CORPORATION'S CERTIFICATE OF INCORPORATION.

                                 PROPOSAL FIVE:
                      PROPOSAL TO RATIFY THE SELECTION OF
                     THE CORPORATION'S INDEPENDENT AUDITOR

On July 13, 2005, the Audit Committee selected and engaged Malin, Bergquist & Company, LLP as the Corporation's independent auditor for the fiscal year ending January 31, 2006, and the Board of Directors is asking stockholders to ratify that selection. Malin, Bergquist & Company, LLP is replacing Parente Randolf, LLC who provided notice on June 20, 2005 to the Corporation that it had resigned as independent auditor. Parente Randolf, LLC acted as the Corporation's independent auditor for the fiscal year ended January 31, 2005. Under the Audit Committee Charter, the Audit Committee is to recommend to the Board of Directors the selection of the Company's independent auditors, subject to stockholders ratification. The Board of Directors is now asking stockholders to ratify the selection of Malin, Bergquist & Company, LLP as the Corporation's independent auditor for the fiscal year ending January 31, 2006.

The Corporation does not expect any representatives of Parente Randolf, LLC to be present at the Annual Meeting, although they have been invited to do so. On the other hand, the Corporation expects that representatives of Malin, Bergquist & Company, LLP will be present at the Annual Meeting, and will be available to answer any appropriate questions and have the opportunity to make a statement if they so desire to do so.

Parente Randolph's reports on the financial statements of the Corporation for the fiscal years ended January 31, 2005 and January 31, 2004 did not contain an adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Corporation's financial statements for the fiscal years ended January 31, 2005 and January 31, 2004 and subsequent unaudited interim period ended April 30, 2005 through the effective date of Parente Randolph's resignation, there were no disagreements between the Corporation and Parente Randolph on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Parente Randolph, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

During the fiscal years ended January 31, 2005 and January 31, 2004 and the subsequent unaudited interim period ending April 30, 2005 through the effective date of Parent Randolph's resignation, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

During the Corporation's two most recent fiscal years and any subsequent interim period prior to engaging Malin, Bergquist & Company, LLP, neither the Corporation nor anyone acting on its behalf consulted with Malin, Bergquist & Company, LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's financial statements, in each case where written or oral advice was provided that was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event identified in response to paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item.

VOTE REQUIRED

The majority of the issued and outstanding shares of the Corporation's Common Stock is required to ratify the selection of Malin, Bergquist & Company, LLP as the Corporation's independent auditor for the fiscal year ending January 31, 2006. Unless otherwise instructed, the proxies will vote "FOR" this proposal five.

RECOMMENDATION OF THE CORPORATION'S BOARD OF DIRECTORS

THE CORPORATION'S BOARD OF DIRECTORS HAS APPROVED THIS PROPOSAL AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF MALIN, BERGQUIST & COMPANY, LLP AS THE CORPORATION'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JANUARY 31, 2006.

                                 OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend. Discretionary authority with respect to other matters is granted by the execution of the enclosed proxy, unless you specifically withhold that power.

A copy of the Corporation's Annual Report for the fiscal year ended January 31, 2005 is being mailed with this proxy. The Annual Report is not considered proxy solicitation material.

Any person who was a beneficial owner of our shares on the Record Date for the Annual Meeting may obtain a copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended January 31, 2005, filed with the SEC without charge (except for exhibits to such Annual Report, which will be furnished upon payment of the Corporation's reasonable expenses in furnishing such exhibits). The request for such materials should identify the person making the request as a stockholder of the Corporation as of the Record Date and should be directed to Corporate Secretary, PDG Environmental, Inc., Westinghouse Science & Technology Center, 1386 Beulah Road, Building 801, Pittsburgh, Pennsylvania 15235. In addition, the Corporation's Annual Report on Form 10-K, and other reports the Corporation files with the Securities and Exchange Commission, are available on or through the Corporation's internet address, www.pdge.com.

                                    ANNEX A
                            PDG ENVIRONMENTAL, INC.

                            AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter governs the operation of the Audit Committee. The Audit Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company and meet the independence standards of the Nasdaq and the SEC. All Audit Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise which meets the definition of "audit committee financial expert" within the meaning of
Item 401 (h)(2) of Regulation S-K.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board of Directors. In doing so, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, independent auditors and management of the Company. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board of Directors. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Audit Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

     - The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the Company's shareholders. The Audit Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Audit Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Audit Committee shall review and recommend to the Board of Directors the selection of the Company's independent auditors, subject to shareholders ratification.

     - The Audit Committee shall discuss with the independent auditors the overall scope and plans for the audit including the adequacy of staffing. Also, the Audit Committee shall discuss with management and the independent auditors, the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Audit Committee shall meet with the independent auditors, with and without management present, to discuss the results of their examination.

     - The Audit Committee shall review the interim financial statements with management and the independent auditors prior to filing of the Company's Quarterly Report on Form 10-Q. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire Audit Committee for the purposes of this review.

     - The Audit Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report of Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

                                                                         ANNEX B

          CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF
                            PDG ENVIRONMENTAL, INC.

It is hereby certified that:

     1. The name of the corporation (hereinafter called the "corporation") is PDG Environmental, Inc.

     2. The certificate of incorporation is hereby amended by deleting the first paragraph of Article FOURTH in its entirety and by substituting in lieu thereof the following new paragraph:

          This Corporation is authorized to issue two classes of stock to be designated, respectively, "Preferred Stock" and "Common Stock". The total number of shares which this Corporation is authorized to issue is 65,000,000 shares of which Five Million (5,000,000) shares shall be Preferred Stock, $0.01 par value, and Sixty Million (60,000,000) shares shall be Common Stock, $0.02 par value.

     3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                                         PDG ENVIRONMENTAL, INC.

                                         By
                                          --------------------------------------

                                         Title:
                                            ------------------------------------

Signed on           , 2005

                                    FORM OF
                            PDG ENVIRONMENTAL, INC.
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER XX, 2005

    The undersigned hereby constitutes and appoints James D. Chiafullo, with powers of substitution, as proxy, to vote all of the shares of the Common Stock of the Corporation registered in the name of the undersigned at the close of business on August XX, 2005, at the Annual Meeting of Stockholders of the Corporation to be held on September XX, 2005 at 9:00 A.M., E.D.T. at the Corporation's Office at 1386 Beulah Road, Building #801, Pittsburgh, PA 15235, and at any adjournment thereof, upon the matters described in the Notice of such Annual Meeting and Proxy Statement dated August XX, 2005, receipt of which is hereby acknowledged, and upon any other business that may properly come before the Meeting.

    The shares represented by this Proxy will be voted and the shares represented by this Proxy will be voted as specified hereon, but if no specification is made, the proxy intends to vote FOR the election of the nominees listed in the Proxy Statement and FOR approval of the other proposals described in the Proxy Statement.

a. Election of Directors           FOR ALL THE NOMINEES LISTED BELOW  [ ]          WITHHOLD AUTHORITY  [
                                   (EXCEPT AS MARKED TO THE CONTRARY BELOW)        ]
                                                                                   TO VOTE FOR ALL

John C. Regan, Richard A. Bendis, Edgar Berkey, James D. Chiafullo and Edwin J. Kilpela for a term of one year.
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           (continued and to be signed and voted on the reverse side)

b. Amendment of the PDG Environmental,
   Inc. Incentive Stock Option Plan         [ ]  FOR  [ ]  AGAINST  [ ]  ABSTAIN

c. Amendment of the PDG Environmental,
   Inc. 1990 Stock Option Plan for Employee
   Directors                                [ ]  FOR [ ]  AGAINST  [ ]  ABSTAIN

d. Amendment to the Certificate of
   Incorporation of PDG Environmental,
   Inc.                                     [ ]  FOR [ ]  AGAINST  [ ]  ABSTAIN

e. Ratification of the Independent
   Auditors                                 [ ]  FOR  [ ]  AGAINST  [ ]  ABSTAIN






                                              Signature(s) must correspond with
                                              the name or names as they appear
                                              printed on this Proxy. When
                                              signing as attorney,
                                              administrator, executor, guardian
                                              or trustee, please add your full
                                              title as such. If shares are
                                              registered in the names of joint
                                              tenants or trustees, each joint
                                              tenant or trustee should sign.

                                              DATED:

------------------------------------------------------------------------------ ,
                                              2005

                                              ----------------------------------
                                                Signature(s) of Stockholder(s)

                                               PLEASE DATE, SIGN AND MAIL THIS
                                               PROXY IN THE ENVELOPE PROVIDED,
                                                    POSTAGE NOT NECESSARY
                                               IF MAILED IN THE UNITED STATES.